                   Oppenheimer AMT-Free New York MunicipalS
                     Supplement dated July 2, 2004 to the
                      Prospectus dated November 21, 2003
              superseding the Supplement dated February 13, 2004

The Prospectus is amended as follows:

1.    The note following the "Annual Fund Operating Expenses" table on page 8 is deleted in its entirety and replaced with the following:

      Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees and  accounting and legal expenses that the
      Fund pays. The Transfer Agent has voluntarily  undertaken to the Fund to limit the transfer  agent fees to 0.35% of average  daily net assets per fiscal year for each share  class.  That  undertaking  may be amended or withdrawn at any time.

2.    The section titled "Advisory Fees" under "How the Fund is Managed" on page 12 is deleted in its entirety and replaced with the following:

      Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50%
      of the next $200 million, 0.45% of the next $250 million, 0.40%
      of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.  The Fund's management fee for its last fiscal year ended September 30, 2003, was 0.54% of average annual net assets for each class of shares.

3.    The third paragraph of the bullet point titled "Investing for the
   Shorter Term" under the section "WHICH CLASS OF SHARES SHOULD YOU CHOOSE?"
   on page 16 is deleted in its entirety and replaced with the following:

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of $250,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

July 2, 2004                                                            PS360.027

                Oppenheimer AMT-Free New York Municipals
                  Supplement dated July 2, 2004 to the
      Statement of Additional Information dated November 21, 2003 superseding the Supplement dated February 13, 2004

The Statement of Additional Information is amended as follows:

1.    Note #1  under  the  "Management  Fee Paid to  Oppenheimer  Funds,
   Inc." table found in the "The Investment  Advisory Agreement" section on page 47 is deleted in its entirety.

2.    The first sentence of the third paragraph under the section titled "Classes of Shares" on page 65 is deleted in its entirety and replaced with the following:

      The Distributor normally will not accept purchase orders of
      $250,000 or more of Class B shares or $1 million or more of Class
      C shares from a single investor."

July 2, 2004                                                         PX360.012